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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 14, 2005
                                                          --------------

                          ATLAS PIPELINE PARTNERS, L.P.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-14998                23-3011077
          --------                      -------                ----------
(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)


               311 Rouser Road, Moon Township, Pennsylvania 15108
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (412) 262-2830
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.
           ------------

         Atlas Pipeline Partners, L.P. (the "Partnership") is filing a preliminary prospectus supplement to its prospectus dated April 5, 2004, which forms part of its registration statement on Form S-3 (SEC Registration No. 333-113523), in order to offer 2,300,000 common units, plus up to an additional 345,000 common units to cover over-allotments. In connection with the offering, the Partnership is filing the opinions delivered to it regarding the legality of the common units offered and certain tax matters, which are attached as Exhibits
5.1 and 8.1, and auditors' consent, which is attached as Exhibit 23.1 to this report.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

           (a) Financial Statements of Businesses Acquired.

               On April 18, 2005, the Partnership filed a Current Report on Form 8-K dated April 14, 2005 reporting, pursuant to Item 2.01, its acquisition of ETC Oklahoma Pipeline, Ltd. The following financial statements are attached hereto as Exhibit 99.1:

                    o Balance sheets of ETC Oklahoma Pipeline, Ltd. as of August 31, 2004 and 2003, the related income statements, changes in partners' capital and cash flows for the year ended August 31, 2004 and eleven months ended 2003, and the related notes, together with the report of independent registered public accounting firm.

                    o Unaudited balance sheet of ETC Oklahoma Pipeline Ltd. as of February 28, 2005, the related unaudited income statements and cash flows for the six months ended February 28, 2005 and February 29, 2004, and the related notes.

                    o Statement of income and changes in parent's equity in division for the year ended September 30, 2002 of the Elk City System (a division of Aquila Gas Pipeline Corporation) and statement of cash flows for the year ended September 30, 2002, and the related notes, together with the report of independent registered public accounting firm.

           (b) Pro Forma Financial Data.

               The unaudited pro forma consolidated balance sheet of the Partnership as of March 31, 2005, the related pro forma consolidated statements of income for the year ended December 31, 2004 and the three months ended March 31, 2005 and the related notes are attached to this report as Exhibit 99.2.
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           (c)      Exhibits

           5.1 Opinion of Ledgewood as to the legality of the securities being registered.

           8.1      Opinion of Ledgewood relating to tax matters.

           23.1     Consent of Grant Thornton LLP.

           99.1     Elk City financial statements.

           99.2     Unaudited pro forma consolidated financial statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATLAS PIPELINE PARTNERS, L.P.

                                          By: Atlas Pipeline Partners GP, LLC
                                              Its General Partner
Date: May 23, 2005
                                          By: /s/ Michael L. Staines
                                          President and Chief Operating Officer